                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              NORDSON CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
               Not Applicable

(2) Aggregate number of securities to which transaction applies:
               Not Applicable

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
               Not Applicable

(4) Proposed maximum aggregate value of transaction:
               Not Applicable

(5) Total fee paid:
               Not Applicable

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
               Not Applicable

(2) Form, Schedule or Registration Statement No.:
               Not Applicable

(3) Filing Party:
               Not Applicable

(4) Date Filed:
               Not Applicable

                              NORDSON CORPORATION
                ------------------------------------------------
                                 Notice of 1999
                                 Annual Meeting
                              and Proxy Statement

                                 [NORDSON LOGO]

[NORDSON LOGO]

William P. Madar
Chairman of the Board

Edward P. Campbell
President and Chief
  Executive Officer

                                                                January 29, 1999

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders to be held at The Spitzer Conference Center, next to The Stocker Center, 1005 North Abbe Road, Elyria, Ohio, at 5:30 p.m. on March 11, 1999. We hope that you will be able to attend.

The Notice of Annual Meeting of Shareholders and the Proxy Statement, which are included in this booklet, describe the matters to be acted upon at the meeting. Regardless of the number of shares you own, your vote on these matters is important. Whether or not you plan to attend the meeting, we urge you to mark your choices on the enclosed proxy card and to sign and return it in the envelope provided. If you later decide to vote in person at the meeting, you will have an opportunity to revoke your proxy and vote by ballot.

We look forward to seeing you at the meeting.

Sincerely,

WILLIAM P. MADAR                         EDWARD P. CAMPBELL
Chairman of the Board                    President and
                                         Chief
                                         Executive Officer

                              NORDSON CORPORATION

                            NOTICE OF ANNUAL MEETING
                                OF SHAREHOLDERS

The Annual Meeting of Shareholders of Nordson Corporation will be held at The Spitzer Conference Center, 1005 North Abbe Road, Elyria, Ohio, at 5:30 p.m. on March 11, 1999. The purposes of the meeting are:

  1. To elect four directors to the class whose term expires in 2002.

  2. To hear reports and to transact any other business that may properly come before the meeting.

Shareholders of record at the close of business on January 13, 1999 are entitled to notice of and to vote at the meeting.

                               For the Board of Directors

                               WILLIAM D. GINN
                               Secretary

January 29, 1999

                              NORDSON CORPORATION

                                PROXY STATEMENT

The Board of Directors of Nordson Corporation requests your proxy for use at the Annual Meeting of Shareholders to be held on March 11, 1999, and at any adjournments of that meeting. This Proxy Statement is to inform you about the matters to be acted upon at the meeting.

If you attend the meeting, you can vote your shares by ballot. If you do not attend, your shares can still be voted at the meeting if you sign and return the enclosed proxy card. Shares represented by a properly signed card will be voted in accordance with the choices marked on the card. If no choices are marked, the shares will be voted to elect the nominees listed on page 3. You may revoke your proxy before it is voted by giving notice to Nordson in writing or orally at the meeting.

This Proxy Statement and the enclosed proxy card are being mailed to shareholders on or about January 29, 1999. Nordson's executive offices are located at 28601 Clemens Road, Westlake, Ohio 44145. Its telephone number is
(440) 892-1580.

                             ELECTION OF DIRECTORS

Nordson's Board of Directors is composed of eleven directors, divided into one class of three members and two classes of four members. The terms of these classes as of the 1999 Annual Meeting will expire in 2000, 2001, and 2002. Each of the directors serves for a term of three years and until a successor is elected. The Board met seven times during the last fiscal year.

Four nominees for election as directors with terms expiring in 2002, as well as present directors whose terms will continue after the meeting, appear below.

NOMINEES FOR TERMS EXPIRING IN 2002

DR. GLENN R. BROWN, age 68, has been a director of Nordson since 1986. Dr. Brown has been the Science Adviser to the Governor of the State of Ohio since July 1996. He is a retired Senior Vice President and a former director of The Standard Oil Company (now BP America, Inc.). He is a director of Ferro Corporation, a producer of industrial specialty materials.

DR. ANNE O. KRUEGER, age 64, has been a director of Nordson since 1990. She has been a Professor of Economics at Stanford University for more than five years. She is a director of Western Digital Corp., an international supplier of hard disk drives for computers.

ERIC T. NORD, age 81, has been a director of Nordson or its predecessor since 1941. He served as Chairman of the Board of Nordson from 1967 to October 1997. Eric Nord is Evan Nord's brother.

BENEDICT P. ROSEN, age 62, has been a director of Nordson since January 1999. He has served as Chairman and Chief Executive Officer of AVX Corporation since July 1997 and was President and Chief Executive Officer from April 1993 to July 1997. AVX is an international producer of electronic components. Mr. Rosen is a director of AVX Corporation, Nitzanim Venture Capital Fund Ltd., a venture capital fund in Israel, and Aerovox Corporation, a supplier of film, paper and aluminum electrolytic capacitors. He is also Senior Managing and Representative Director of Kyocera Corporation, a producer of electronics, telecommunications, metal processing, automotive components, optics, medicine and energy.

PRESENT DIRECTORS WHOSE TERMS EXPIRE IN 2000

WILLIAM P. MADAR, age 59, has been a director of Nordson since 1985. He has served as Chairman of the Board of Nordson since October 1997 and was Vice Chairman and Chief Executive Officer from August 1996 to October 1997. He was President and Chief Executive

Officer of Nordson from February 1986 to August 1996. Mr. Madar is a director of National City Bank, a national banking association, Brush Wellman Inc., a producer and supplier of beryllium and related products, specialty metal systems, and precious metal products, and The Lubrizol Corp., a manufacturer of specialty chemicals.

WILLIAM W. COLVILLE, age 64, has been a director of Nordson since 1988. He was Senior Vice President-Law, General Counsel, and Secretary of Owens-Corning Fiberglas Corp. from 1984 until December 1994 and currently serves as a legal consultant to Owens-Corning. Owens-Corning manufactures glass fiber products and related materials. Mr. Colville is a director of Owens-Corning.

EVAN W. NORD, age 79, has been a director of Nordson or its predecessor since 1942. He was Vice President and Treasurer of Nordson for more than five years prior to his retirement in 1978. Evan Nord is Eric Nord's brother.

EDWARD P. CAMPBELL, age 49, has been a director of Nordson since 1996. He has served as President and Chief Executive Officer of Nordson since November 1, 1997 and was President and Chief Operating Officer of Nordson from August 1996 to October 1997. Mr. Campbell was Executive Vice President and Chief Operating Officer of Nordson from March 1994 to August 1996, and was a Vice President of Nordson from May 1988 to March 1994. He is a director of KeyCorp, a bank holding company.

PRESENT DIRECTORS WHOSE TERMS EXPIRE IN 2001

WILLIAM D. GINN, age 75, has been a director of Nordson since 1959. Mr. Ginn has been Of Counsel to Thompson Hine & Flory LLP, a law firm, for more than five years. Prior to that time he was a Partner with Thompson Hine & Flory LLP. He is a director of The Davey Tree Expert Company, a tree and lawn care company. Thompson Hine & Flory LLP has in the past pro-vided and continues to provide legal services to Nordson.

STEPHEN R. HARDIS, age 63, has been a director of Nordson since 1984. He has served as Chairman and Chief Executive Officer of Eaton Corporation since January 1996 and was Vice Chairman and Chief Executive Officer from September 1995 to December 1995. Mr. Hardis was Vice Chairman and Chief Financial and Administrative Officer of Eaton Corporation from 1986 until September 1995. Eaton produces automation systems and equipment, capital and consumer goods components, aerospace and defense systems, and automotive components. Mr. Hardis is a director of Eaton, KeyCorp, a bank holding company, Lexmark International, Inc., a manufacturer and seller of computer printer products, Marsh & McLennan Cos., a provider of insurance and reinsurance, consulting, and investment advisory and management services, and The Progressive Corporation, an insurance holding company.

WILLIAM L. ROBINSON, age 57, has been a director of Nordson since 1995. Mr. Robinson served as Dean of the District of Columbia School of Law (now UDC School of Law) from 1988 to 1998 and is currently a visiting professor of law at the CUNY School of Law at Queens College in Flushing, New York.

COMMITTEES OF THE BOARD OF DIRECTORS; ATTENDANCE

The present members of the Audit Committee are Messrs. Ginn, Evan Nord, Madar, Robinson and Dr. Brown. The Audit Committee reviews the proposed audit programs (including both independent and internal audits) for each fiscal year, the results of these audits, and the adequacy of Nordson's systems of internal control. The Committee also recommends to the Board of Directors the appointment of the independent auditors for each fiscal year. The Audit Committee met three times during the last fiscal year.

The present members of the Compensation Committee are Messrs. Colville, Hardis, Eric Nord, Rosen and Dr. Krueger. The Compensation Committee determines the salary and other compensation of Nordson's executive officers other than the Chief Executive Officer, supervises the administration of Nordson's 1993 Long-Term Performance Plan, as amended (the "Performance Plan"), 1995 Management Incentive Compensation Plan (the "Bonus Plan"), Excess Defined Benefit Pension Plan, Excess Defined Contribution Retirement Plan, and other pension and retirement plans. A 162(m) Compensation Subcommittee, comprised of Messrs. Colville, Rosen, Hardis and Dr. Krueger, determines the salary and other compensation of Nordson's Chief Executive Officer. During the last fiscal year the Compensation Committee met five times and the 162(m) Compensation Subcommittee met one time.

The present members of the Nominating Committee are Messrs. Campbell, Hardis, Madar, Eric Nord and Dr. Brown, with Mr. Campbell being a nonvoting member. The Nominating Committee screens and nominates candidates for election as directors and recommends committee members for appointment by the Board of Directors. A shareholder who wishes to suggest a director candidate for consideration by the Nominating Committee should send a resume of the candidate's business experience and background to Mr. Campbell at Nordson. The Nominating Committee met one time during the last fiscal year.

During the last fiscal year, each director attended at least seventy-five percent of the meetings of the Board of Directors and of the committees on which he or she served.

COMPENSATION OF DIRECTORS

Nordson pays the Chairman of the Board of Directors a fee of $11,000 per quarter and $2,000 for each Board meeting attended. Nordson pays other directors who are not employees a fee of $5,500 per quarter, and $1,000 for each Board meeting attended. Each nonemployee director is also paid $1,000 for each committee meeting attended, with an additional $750 per quarter for committee chairmen.

Directors may defer all or part of their fees until retirement under the Performance Plan. The fees may be deferred as cash and credited with interest at a U.S. Treasury rate, or they may be translated into stock equivalents based on the market price of Nordson Common Shares when the fees are earned and credited with additional stock equivalents when dividends are paid.

Each non-employee director was granted a director option on March 10, 1992 and March 13, 1997. Beginning in 1997, non-employee directors have been granted a director option annually.

OWNERSHIP OF NORDSON COMMON SHARES

The following table shows the number and percent of Nordson Common Shares beneficially owned on January 13, 1999 by each of the directors, including nominees, each of the executive officers named in the Summary Compensation Table set forth on page 16, and by all directors and executive officers as a group.

                                 Number of
             Name                Shares (1)   Percent
             ----                ----------   -------
Dr. Glenn R. Brown                  13,010        *
Edward P. Campbell (2)             168,579      1.0
William W. Colville                 11,388        *
William D. Ginn (3)(5)(6)          368,362      2.2
Stephen R. Hardis                   27,604      0.2
Dr. Anne O. Krueger                  6,686        *
William P. Madar                   528,459      3.1
Eric T. Nord (4)(5)(7)           2,373,894     14.2
Evan W. Nord (7)(8)              2,278,461     13.7
William L. Robinson                  2,901        *
Benedict P. Rosen                    1,000        *
John E. Jackson (2)                121,102      0.7
Yoshihiko Miyahara (2)              61,472      0.4
Donald J. McLane (2)               115,248      0.7
Christian C. Bernadotte (2)         38,835      0.2
All directors and executive of-  5,224,234     29.7
  ficers as a group (24 peo-
  ple) (9)

---------------

 * Less than 0.1%.

(1) Except as otherwise stated in notes (2) through (9) below, beneficial ownership of the shares held by each of the directors, executive officers and nominees consists of sole voting power and sole investment power, or of voting power and investment power that is shared with the spouse of the nominee or director. Beneficial ownership of the shares held by the non-employee directors includes the right to acquire shares on or before March 14, 1999 under the Director Option provisions of the Performance

    Plan and the Directors Deferred Compensation provisions of the Performance Plan in the following amounts: Dr. Brown, 10,560 shares; Mr. Colville, 8,788 shares; Mr. Ginn, 2,142 shares; Mr. Hardis, 15,604 shares; Dr. Krueger, 6,686 shares; Mr. Madar, 2,802 shares; Eric Nord, 11,045 shares; Evan Nord, 8,444 shares; Mr. Robinson, 2,901 shares; and Mr. Rosen, 0 shares. In addition, Mr. Madar has the right to acquire 282,500 shares on or before March 14, 1999 under stock option plans of the Company.

(2) These include the right to acquire shares on or before March 14, 1999 in amounts as follows: Mr. Campbell, 153,680 shares; Mr. Jackson, 106,000 shares; Mr. McLane, 59,500 shares; Mr. Bernadotte, 37,040 shares; and Mr. Miyahara, 49,500 shares.

(3) These include 29,236 shares held by Mr. Ginn as trustee of various trusts for the children and grandchildren of Eric Nord.

(4) These include 316,058 shares held by The Nord Family Foundation. As trustee of this foundation, Eric Nord has shared voting power and shared investment power with respect to these shares.

(5) These include 180,000 shares held by the Eric and Jane Nord Foundation. As trustees of this foundation, Eric Nord and Mr. Ginn have shared voting power and shared investment power with respect to these shares.

(6) These include 6,000 shares held by the Ginn Family Fund. As a trustee of this fund, Mr. Ginn has shared voting power and shared investment power with respect to these shares.

(7) These include 1,002,780 shares held by Eric Nord and Evan Nord as testamentary trustees under the will of Walter G. Nord, the founder of Nordson. Eric Nord and Evan Nord have shared voting power and shared investment power with respect to these shares.

(8) These include 500,000 shares held by the Cynthia W. Nord Charitable Remainder Unitrust and 500,000 shares held by the Evan W. Nord Charitable Remainder Unitrust. As trust advisor of those trusts, Evan Nord has voting power with respect to these shares.

(9) These include the shares held by The Nord Family Foundation. Beneficial ownership of the shares held by each of the directors and officers as a group consists of sole voting power with respect to 500,000 shares, sole voting and sole investment power with respect to 1,749,913 shares, shared voting power and shared investment power with respect to 2,034,074 shares, and the right to acquire 940,247 shares on or before March 14, 1999.

As of December 31, 1998, present and former directors, officers, and employees of Nordson and their families beneficially owned over 12.3 million Nordson Common Shares, representing more than 74% of the outstanding shares. Nordson is party to an agreement that, with some exceptions, gives Nordson a right of first refusal with respect to proposed sales of Nordson Common Shares by Evan Nord and Eric Nord, individually or as testamentary trustees, Mr. Ginn, as trustee, and The Nord Family Foundation. Except as described in the above table, to the best of Nordson's knowledge, no person beneficially owns more than 5% of the outstanding Nordson Common Shares.

                       COMPENSATION OF EXECUTIVE OFFICERS

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee (the "Committee") of the Board of Directors, each member of which is a non-employee director, is responsible for approving executive management compensation and for administering the incentive and equity participation plans which make up the variable compensation paid to executive officers. A 162(m) Compensation Subcommittee determines the salary and other compensation of Nordson's Chief Executive Officer. The Committee also administers employee stock plans and certain other benefit plans.

The Committee and the Board believe that the executive management compensation program should support the goals and objectives of the Company. These goals and objectives should balance the importance of annual financial performance with the equally important creation and protection of long-term fundamentals which support long-term growth and profitability.

Nordson's executive management compensation program:

  -- establishes compensation performance objectives that are directly linked to corporate goals;

  -- provides a high degree of leverage between compensation and corporate performance;

  -- creates long-term incentives directly linked to shareholder returns; and

  -- is designed to attract, retain and motivate key executives.

Total Cash Compensation

Nordson's corporate goal is to double the value of the Company over a five-year period, with the primary value set by the market for Company shares. Two annual performance objectives to support the achievement of this goal have been established: 1) an annual return on average invested capital of 16%; and 2) earnings per share growth of 15% per year.

The Committee believes that consistent achievement of these two objectives will lead to doubling the value of the Company over a five-year period. The cash compensation program for executive officers, including the Chief Executive Officer ("Officers"), which consists of a fixed annual base salary plus an annual cash bonus, is designed to link directly to the achievement of these two annual performance objectives.

In establishing the Officer cash compensation levels, the Committee uses a peer group of approximately 17 companies having similar sales volume and/or market value. This peer group of companies represents companies that would compete for Nordson executive talent or be a source from which future executives might be recruited.

This comparison group of companies is not identical to the companies included in the indices used in the performance graph appearing on page 25. Nordson believes that these indices are a useful comparison for purposes of comparing Nordson's share price performance to the performance of a broad group of comparable companies. However, the companies included in these indices are not necessarily companies with which Nordson competes for executive talent or that would be a source from which future executives may be recruited, and are therefore an inappropriate group of companies for purposes of establishing cash compensation levels.

The Officer cash compensation program is designed such that if Nordson's financial performance is equal to the median financial performance of the peer group of companies, each Officer's total cash compensation will be less than the median compensation for similar positions in the peer group. As Nordson performance increases above the median for the peer group, Officer total cash compensation will increase correspondingly such that the percentile ranking of each Officer's total cash compensation will correlate with the percentile ranking of Nordson performance.

Base Salary

Officers' base salaries are targeted at the 50th percentile salary for similar positions within the peer group of companies. The Committee reviews the competitiveness of Officers' base salaries annually and if appropriate, salaries are changed based upon individual performance, competitive position and salary practices of the peer group companies.

Annual Cash Bonus

The bonus portion of cash compensation is paid pursuant to the Bonus Plan and is highly leveraged to achievement of the two corporate performance objectives.

In the Bonus Plan for 1998, 50% of the cash bonus eligibility was based on the return on average invested capital component of the plan, with a bonus to be paid if Nordson's annual return was at least 8%, and attaining its maximum when the return reached 16%. The remaining 50% of the cash bonus eligibility was based on the earnings per share component, with a bonus to be paid if Nordson's earnings per share growth was positive, and attaining its maximum when growth reached 20%.

Nordson achieved a 1998 return on average invested capital of 16% before nonrecurring charges which equaled the corporate objective. There was no earnings per share growth. Since performance exceeded the threshold payment level, Mr. Campbell and the other Officers were paid bonuses based upon the factors described above.

Stock Options

The Committee believes that through the use of stock options, Officer interests are directly tied with those of the Company's shareholders.

Officers are issued stock option grants annually with an exercise price equal to the fair market value of the shares on the date of grant. These options are not fully exercisable until four years following the date of grant and expire in ten years, to reinforce a long-term perspective and to help retain key executives.

The intent is to provide stock option grants competitive with those offered to similar positions within the peer group of companies.

Deduction Limitation on Executive Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder, precludes a publicly-held corporation from taking a deduction for certain compensation in excess of $1 million paid or accrued with respect to certain of the Officers. This provision became effective for the Company's tax year beginning October 31, 1994.

On March 9, 1995, the shareholders approved the Bonus Plan. The Committee believes that the Bonus Plan satisfies the Internal Revenue Service's requirements for "performance-based" compensation which would not be subject to the deductibility limitation under applicable Internal Revenue Service regulations. On March 10, 1993, the shareholders approved the Performance Plan. On March 13, 1997 the shareholders approved an amendment to the Performance Plan to satisfy the Internal Revenue Service's current requirements for "performance-based" compensation. The Committee will continue to monitor its compensation policy, including compensation, if any, paid under the Bonus Plan and the Performance Plan, for deductibility under these regulations.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS:
                         William W. Colville, Chairman
                         Stephen R. Hardis
                         Dr. Anne O. Krueger
                         Eric T. Nord
                         Benedict P. Rosen

                         January 29, 1999

SUMMARY COMPENSATION TABLE

The following table sets forth individual compensation information for the fiscal year ended November 1, 1998, for Edward P. Campbell and the four other most highly compensated executive officers whose total annual salary and bonus for the fiscal year ended November 1, 1998 exceeded $100,000:

                                           Annual Compensation
                                    ----------------------------------
                                                             Other
          Name                                               Annual
     And Principal                  Salary      Bonus     Compensation
        Position            Year      ($)        ($)          ($)
     -------------          ----    ------      -----     ------------
Edward P. Campbell          1998    500,000    300,000            0
President & Chief           1997    350,000    210,000       52,648(2)
Executive Officer           1996    325,000    278,700            0
John E. Jackson             1998    300,000    146,250      227,123(3)
Senior Vice President       1997    261,000    127,237            0
                            1996    250,000    174,200            0
Donald J. McLane            1998    230,000    112,125            0
Vice President              1997    215,000    104,812            0
                            1996    202,000    140,750            0
Christian C. Bernadotte     1998    218,000    106,275      159,101(3)
Vice President              1997    204,000     99,450            0
                            1996    190,000    132,350            0
Yoshihiko Miyahara(4)       1998    287,334     37,807            0
Vice President              1997    303,490     56,904            0
                            1996    327,807     85,230            0

                           Long-Term Compensation
                          ------------------------
                                   Awards
                          ------------------------
          Name             Restricted                  All Other
     And Principal        Stock Awards    Options/    Compensation
        Position              ($)         SARs (#)      ($) (1)
     -------------        ------------    --------    ------------
Edward P. Campbell                 0       50,000         20,305
President & Chief                  0       30,000         26,817
Executive Officer                  0       30,000         32,122
John E. Jackson                    0       16,000         14,035
Senior Vice President              0       16,000         19,191
                                   0       16,000         25,780
Donald J. McLane                   0       12,000         11,118
Vice President                     0       12,000         15,146
                                   0       12,000         20,239
Christian C. Bernadotte            0       12,000         10,296
Vice President                     0       12,000         14,110
                                   0       10,000         17,449
Yoshihiko Miyahara(4)              0       12,000              0
Vice President                     0       12,000              0
                                   0       12,000              0

---------------

(1) Includes in each case, employer matching and allocations made to Nordson Corporation's Employee Savings Trust Plan and Supplemental Plan, and Nordson's Employee Stock Ownership Plan and Supplemental Plan, as follows:
    Mr. Campbell, $19,553 and $752; Mr. Jackson, $13,236 and $799; Mr. McLane, $10,742 and $376; and Mr. Bernadotte, $10,155 and $141, respectively.

(2) Amounts reported in this column for 1997 reflect a $29,425 one-time fee paid on behalf of Mr. Campbell for a club membership and personal benefits including a $14,000 car allowance.

(3) Amounts reported in this column for 1998 reflect relocation expenses including a tax gross-up payment of $71,440 to Mr. Jackson and a payment of $68,500 in conjunction with the sale of Mr. Bernadotte's previous residence.

(4) Mr. Miyahara's salary and bonus are stated in U.S. Dollars and reflect the average annual Japanese Yen exchange rate in effect during each of the fiscal years noted.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

The following table sets forth information regarding individual grants of stock options/SARs made during the fiscal year ended November 1, 1998 to each executive officer named in the Summary Compensation Table:

                                        INDIVIDUAL GRANTS
                    ---------------------------------------------------------
                       NUMBER OF       % OF TOTAL     EXERCISE
                      SECURITIES      OPTIONS/SARS       OR                      GRANT DATE
                      UNDERLYING       GRANTED TO       BASE                       PRESENT
                     OPTIONS/SARS     EMPLOYEES IN      PRICE      EXPIRATION       VALUE
       NAME         GRANTED (1) (2)   FISCAL YEAR     ($/SHARE)       DATE         ($) (3)
       ----         ---------------   ------------    ---------    ----------    ----------
Edward P. Campbell      50,000            9.1%          49.63      11/03/2007      786,500
John E. Jackson         16,000            2.9%          49.63      11/03/2007      251,680
Donald J. McLane        12,000            2.2%          49.63      11/03/2007      188,760
Christian C.
  Bernadotte            12,000            2.2%          49.63      11/03/2007      188,760
Yoshihiko Miyahara      12,000            2.2%          49.63      11/03/2007      188,760

---------------

(1) All options become exercisable beginning one year after grant date at 25% per year on a cumulative basis. The exercise price was equal to the fair market value on the date of grant. The exercise price and tax withholding obligations related to the exercise may be paid by cash, delivery of already owned shares, or by offset of the underlying shares, or any combination thereof.

(2) No stock appreciation rights ("SARs") were granted to any employee other than stock appreciation rights ("Limited Rights") that become exercisable only upon the occurrence of a change in control of Nordson.

(3) These values were calculated using a Black-Scholes option pricing model. The Black-Scholes model is a complicated mathematical formula which is widely used and accepted for valuing traded stock options. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the options are exercised, and no assurance exists that the value realized by an executive will be at or near the value estimated by the Black-Scholes model. The following assumptions were used in these calculations:

    (a) Expected life of option: 6.5 years;

    (b) Volatility factor: 22.0%;

    (c) Assumed risk-free rate of interest: 5.91%;

    (d) Assumed dividend yield: 1.25%;

    (e) No reduction in the value calculated has been made for possible forfeitures.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

The following table sets forth information regarding each exercise of stock options/SARs during the fiscal year ended November 1, 1998, by each executive officer named in the Summary Compensation Table, and the value of unexercised stock options/SARs held by each executive officer named in the Summary Compensation Table:

                                                            NUMBER OF
                                                           SECURITIES          VALUE OF
                                                           UNDERLYING         UNEXERCISED
                       NUMBER OF                           UNEXERCISED       IN-THE-MONEY
                       SECURITIES                        OPTIONS/SARS AT    OPTIONS/SARS AT
                       UNDERLYING            VALUE         FY-END (#)        FY-END(2) ($)
                      OPTIONS/SARS        REALIZED(1)     EXERCISABLE/       EXERCISABLE/
       NAME            EXERCISED              ($)         UNEXERCISABLE      UNEXERCISABLE
       ----           ------------        -----------    ---------------    ---------------
Edward P. Campbell       15,360              398,273         136,240E            723,594E
                                                              80,000U                  0U
John E. Jackson               0                    0          98,000E            533,540E
                                                              32,000U                  0U
Donald J. McLane              0                    0          53,500E             45,850E
                                                              24,000U                  0U
Christian C.
  Bernadotte                  0                    0          31,040E             50,360E
                                                              23,500U                  0U
Yoshihiko Miyahara            0                    0          43,500E                  0E
                                                              24,000U                  0U

---------------

(1) Represents the difference between the option exercise price and the last sales price of a common share on the NASDAQ National Market System on the date prior to exercise.

(2) Based on the last sales price of the common shares of $44.81 on the NASDAQ National Market System on October 30, 1998. The ultimate realization of profit on the sale of the common shares underlying such options is dependent upon the market price of such shares on the date of sale.

SALARIED EMPLOYEES' PENSION PLAN

Benefits under the U.S. Salaried Employees' Pension Plan are based on average annual compensation (salaries, commissions, and incentive bonuses) for the highest five years during the last 10 years of employment prior to retirement. The following table shows the annual benefit payable under the Plan at age 65.

   Final
  Average               Years of Benefit Service
   Annual      -------------------------------------------
Compensation     10       15       20       25       30
------------   -------  -------  -------  -------  -------
 $  100,000     12,964   19,448   25,928   32,412   38,896
    200,000     31,296   46,948   65,591   78,423   93,896
    300,000     49,627   74,448   99,254  124,075  148,896
    400,000     67,959  101,948  135,917  169,907  203,896
    500,000     86,290  129,448  172,580  215,738  258,896
    700,000    122,953  184,448  245,906  307,401  368,896
    900,000    159,616  239,448  319,232  399,064  478,896
  1,100,000    196,279  294,448  392,558  490,727  588,896

The amounts shown in the table represent the annual benefit (after reduction for Social Security payments) payable to an employee for life. Certain surviving spouse benefits are also available under the Plan, as well as early retirement benefits. The table has been prepared without regard to benefit limitations imposed by the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). The years of benefit service credited under the Plan as of November 1, 1998 for the executive officers named in the Summary Compensation Table who continue to participate in the Plan are as follows: Mr. Campbell - 10 years; Mr. Jackson - 12 years; Mr. McLane - 23 years; and Mr. Bernadotte - 12 years. Mr. Miyahara is not included in the pension plan described above but is covered by a pension arrangement that is specific to Nordson K.K., the Japanese subsidiary.

EXCESS DEFINED BENEFIT PENSION PLAN AND
EXCESS DEFINED CONTRIBUTION RETIREMENT PLAN

The Internal Revenue Code limits the benefits provided under the Salaried Employees' Pension Plan, the amount that an employee can contribute to the Employees' Savings Trust Plan, and the amount that Nordson can contribute on behalf of an employee under the Employees' Savings Trust Plan and the Employee Stock Ownership Plan.

The Excess Defined Benefit Pension Plan provides for the payment, out of Nordson's general funds, of the amount by which certain participants' benefits under the Salaried Employees' Pension Plan would exceed the limitations applicable to that Plan. The terms of payment under the Excess Defined Benefit Pension Plan are the same as those under the Salaried Employees' Pension Plan.

The table on page 22, which does not reflect benefit limitations imposed by the Internal Revenue Code, shows the aggregate annual pension benefits payable under both the Salaried Employees' Pension Plan and the Excess Defined Benefit Pension Plan.

The Excess Defined Contribution Retirement Plan provides for the payment, out of Nordson's general funds, of the amount by which the participant's contributions under the Employees' Savings Trust Plan and Nordson's contributions to the Employees' Savings Trust Plan and the Employee Stock Ownership Plan would exceed the limitations applicable to those Plans. Salaried employees who are designated by the Compensation Committee and who participate in the Employees' Savings Trust Plan or the Employee Stock Ownership Plan are eligible to participate in the Excess Defined Contribution Retirement Plan. Payments under the Excess Defined Contribution Retirement Plan may be made either in lump sum or in monthly installments over a two-year period. The Compensation Committee administers the Excess Defined Contribution Retirement Plan.

Benefits under the Excess Defined Contribution Retirement Plan resulting from the Internal Revenue Code limitations applicable to the Employees' Savings Trust Plan will be paid in cash, and benefits resulting from the Internal Revenue Code limitations applicable to the Employee Stock Ownership Plan will be paid in Nordson Common Shares. The amount to be paid in Nordson Common Shares is based on the benefits that participating employees would have received under the Employee Stock Ownership Plan if the Internal Revenue Code Limitations applicable to that plan had not been in effect.

The portions of Nordson's contributions under the Excess Defined Contribution Retirement Plan allocated to the accounts of the executive officers named in the compensation table except Mr. Miyahara, who does not participate in the plan, and to all current executive officers as a group during the fiscal year ended November 1, 1998 are as follows: Mr. Campbell - $14,803 and 16 shares; Mr. Jackson - $8,486 and 17 shares; Mr. McLane - $5,992 and 8 shares; Mr. Bernadotte
- $5,405 and 3 shares; and all current executive officers as a group - $54,742 and 60 shares.

PERFORMANCE GRAPH

The following is a graph which compares the five-year cumulative return from investing $100 on October 29, 1993 in each of Nordson Common Shares, the S&P 500 Index, the S&P 500 Diversified Manufacturing Index, the S&P MidCap 400 Index and the S&P MidCap 400 Manufacturing Specialized Index, with dividends assumed to be reinvested. In prior years, Nordson used the S&P 500 Index and the S&P 500 Diversified Manufacturing Index, which include manufacturing companies in the S&P 500 that serve a broad base of markets. In the future Nordson will compare itself to the S&P MidCap 400 Index and the S&P MidCap 400 Manufacturing Specialized Index, both of which include Nordson. Nordson believes that these new indices are more representative of companies similar in size and performance characteristics to Nordson than were the indices used in prior years.

                           TOTAL SHAREHOLDER RETURNS
                                INDEXED RETURNS

                                  NORDSON CORP.       S&P 500 INDEX                          S&P 400 MIDCAP      S&P 400 MIDCAP
                                  -------------       -------------    S&P 500 DIVERSIFIED        INDEX           MANUFACTURING
                                                                          MANUFACTURING      --------------        SPECIALIZED
                                                                              INDEX                                   INDEX
                                                                         ---------------                         --------------
'1993'                                  100                 100                 100                 100                 100
'1994'                               105.73              103.87               110.3              102.38              105.03
'1995'                               110.27              131.33              139.24              124.09              130.64
'1996'                               106.38              162.97              192.38              145.62              155.69
'1997'                                97.30              215.31              240.29              193.19              195.81
'1998'                                89.50              262.66              264.85              206.15              150.40

Assumes $100 invested on October 29, 1993 in Nordson Corporation, the S&P 500 Index, the S&P 500 Diversified Manufacturing Index, the S&P MidCap 400 Index, and the S&P MidCap 400 Manufacturing Specialized Index. Total return assumes reinvestment of dividends.

AGREEMENTS WITH OFFICERS AND DIRECTORS

On October 31, 1997, the Company entered into a consulting agreement with Mr. Madar. The agreement's term runs from November 3, 1997 to October 31, 1999 and provides for payments of $25,000 per quarter, plus reimbursement of certain expenses, for the term of the agreement.

Nordson has agreed to provide Mr. Campbell with supplemental pension benefits in order to restore some of the benefits he would have received if he had remained with his former employer. Mr. Campbell will be a participant in the Nordson Salaried Employees' Pension Plan described on page 22, but his benefits under this plan will be modified to recognize his prior service with his former employer. His "average annual compensation" under this plan will be determined as the average of his compensation during his 36 consecutive highest paid months (instead of 60), and he will be eligible for the full pension benefit at age 60. He may retire prior to age 60 commencing at age 55, but his benefit will be reduced 5% per year for retirement before age 60. His benefit will also be reduced by the amount of any pension benefit payment he receives from the pension plan of his former employer. Mr. Campbell had 11 years of employment with his former employer.

Nordson has also agreed to provide Mr. Jackson with a supplemental pension benefit in order to restore the benefits he would have received if he had remained with his former employer. The amount of the benefit is equal to a percentage of his highest annual compensation over the 36 consecutive month period producing the highest average compensation reduced by the sum of the benefits payable under the pension plans of Nordson and his former employer and one-half of his estimated Social Security benefit. The percentage will be 56%, subject to reduction if the total number of years of employment with Nordson and his former employer is less than 35. The benefit will also be reduced by 5% per year for retirement before age 60. The benefit may, at Mr. Jackson's election, be paid in a lump sum or in any other form permitted under the Salaried Employees' Pension Plan. Mr. Jackson had 14 years of employment with his former employer.

On October 30, 1998 the Committee approved Employment Agreements with the Officers that would be effective upon a change of control of the Company. These agreements specify events constituting a change in control, as well as certain circumstances in which a change in control may be "undone."

Upon occurrence of a change in control, the agreements will provide for a 24 month contract period during which the officer is to hold substantially the same position with the same duties and responsibilities as immediately prior to the change in control. Each agreement will provide that total compensation is to continue during the contract period at a level not less than the level in effect immediately prior to the change in control (or on the date two years prior to the change in control, if higher) and for continued participation in benefit plans applicable to executive personnel.

In addition, if following a change in control the officer's employment is terminated by the company without cause or by the executive for "good reason" (even if termination occurs after expiration of the 24 month contract period), then the officer is to be provided supplemental retirement benefits which reflect an additional five years of age and service credit under the Company's Salaried Employees Pension Plan and the Excess Defined Benefit Plan, if the officer is eligible to participate in that Plan.

Further, if the officer's employment is terminated without cause or by the officer for "good reason" during the 24 month contract period, the officer will receive severance compensation until the later of the expiration of the 24 month contract period or the date which is not less than twelve months (24 months for Mr. Campbell) after the termination of employment. Total compensation is to be continued in effect as well as coverage under certain of the Company's benefit plans, including continued service credit under the Company's Salaried Employees' Pension Plan and the Excess Defined Benefit Plan, if applicable.

An officer is to use reasonable efforts to seek other suitable employment, and the Company's obligation to provide continued payments of total compensation and benefits is offset in some circumstances by compensation and benefits provided by a subsequent employer.

As a condition of receiving payments, the officer must not disclose confidential information relating to the Company or its business and is subject to certain noncompetition restrictions.

The agreements also provide for a tax gross-up payment to any Officer, in the event payments under the agreements are deemed excess parachute payments under applicable tax regulations and require the payment of excise taxes, in such amounts as are necessary to put the Officer in the same position as if such tax were not imposed.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

Eric Nord, who serves on the Compensation Committee, was formerly President and Chief Executive Officer of the Company.

                              INDEPENDENT AUDITORS

Ernst & Young LLP has been appointed as Nordson's independent auditors for the fiscal year ending October 31, 1999. Ernst & Young LLP or a predecessor has served as Nordson's independent auditors since 1935. A representative of Ernst & Young LLP is expected to be present at the meeting. The representative will be given an opportunity to make a statement if desired and to respond to questions regarding Ernst & Young LLP's examination of Nordson's financial statements and records for the fiscal year ended November 1, 1998.

                                    GENERAL

VOTING AT THE MEETING

Shareholders of record at the close of business on January 13, 1999 are entitled to vote at the meeting. On that date, a total of 16,660,662 Nordson Common Shares were outstanding. Each share is entitled to one vote.

Voting for directors will be cumulative if any shareholder gives notice in writing to the President, a Vice President, or the Secretary of Nordson at least 48 hours before the time set for the meeting and an announcement of the notice is made at the beginning of the meeting by the Chairman or the Secretary, or by or on behalf of the shareholder giving the notice. If cumulative voting is in effect, Nordson's shareholders will be entitled to cast, in the election of directors, a number of votes equal to the product of the number of directors to be elected multiplied by the number of shares that each shareholder is voting. Nordson's shareholders may cast all of these votes for one nominee or distribute them among several nominees, as they see fit. If cumulative voting is in effect, shares represented by each properly signed proxy card will also be voted on a cumulative basis, with the votes distributed among the nominees in accordance with the judgment of the persons named in the proxy card.

Under Ohio law, directors are elected if they receive the greatest number of votes of shareholders of the corporation present at a meeting at which a quorum is present, and proposals are adopted or approved by the vote of a specified percentage of the voting power of the corporation. Abstentions and broker non-votes are tabulated in determining the votes present at a meeting. Consequently, an abstention or a broker non-vote has the same effect as a vote against a proposal or a director nominee, as each abstention or broker non-vote would be one less vote in favor of a proposal or for a director nominee.

If any of the nominees listed on page 3 becomes unable or declines to serve as a director, each properly signed proxy card will be voted for another person recommended by the Board of Directors. However, the Board has no reason to believe that any nominee will be unable or will decline to serve as a director.

The Board of Directors knows of no other matters that will be presented at the meeting other than the election of directors. However, if other matters do properly come before the meeting, the persons named in the proxy card will vote on these matters in accordance with their best judgment.

SHAREHOLDER PROPOSALS

Any shareholder who wishes to submit a proposal to be considered for inclusion in next year's Proxy Statement should send the proposal to Nordson for receipt on or before October 1, 1999. Additionally, a shareholder may submit a proposal for consideration at next year's Annual Meeting of Shareholders, but not for inclusion in next year's Proxy Statement, if that proposal is submitted on or between December 12, 1999 and January 11, 2000. For business to be properly requested by a shareholder to be brought before an annual meeting of share-holders, the shareholder must comply with all of the requirements of Nordson's Regulations, not just the timeliness requirements described above.

Nordson will bear the expense of preparing, printing, and mailing this Notice and Proxy Statement. In addition to requesting proxies by mail, officers and regular employees of Nordson may request proxies by telephone or in person. Nordson will ask custodians, nominees, and fiduciaries to send proxy material to beneficial owners in order to obtain voting instructions. Nordson will, upon request, reimburse them for their reasonable expenses for mailing the proxy material.

Nordson's Annual Report to Shareholders, including financial statements for the fiscal year ended November 1, 1998, is being mailed to shareholders of record with this Proxy Statement.

                               For the Board of Directors

                               WILLIAM D. GINN
                               Secretary
January 29, 1999

                            YOUR VOTE IS IMPORTANT.
                          PLEASE SIGN, DATE AND RETURN
                                  YOUR PROXY.

-------------------------------------------------------------------------------
                                 NORDSON CORPORATION

             ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 11, 1999
             -----------------------------------------------------------

                  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

P    At the Annual Meeting of Shareholders of NORDSON CORPORATION to be held on
     March 11, 1999, and at any adjournment, WILLIAM P. MADAR, EDWARD P.
R    CAMPBELL, and EVAN W. NORD, and each of them, with full power of substitution and resubstitution, are hereby authorized to represent me and
O    vote all my shares on the following matters:

X    1. Election of four Directors.
         [ ] FOR all nominees listed below             [ ] WITHHOLD AUTHORITY
Y           (except as marked to the contrary below).      to vote for all nominees listed below.

     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THOUGH THE
                  NOMINEE'S NAME LISTED BELOW.
            Dr. Glenn R. Brown      Dr. Anne O. Krueger      Eric T. Nord       Benedict P. Rosen

     2. Any other matter that may properly come before this meeting.

                                                 (Continued and to be signed on reverse side)

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

                (Continued from other side)

         YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD. Unless otherwise specified above, this Proxy will be voted FOR the election as Directors of the nominees noted on the reverse side.

                                          Date __________________________, 1999

                                          -------------------------------------

                                          -------------------------------------
                                                Signature(s) of shareholder(s)

                                          NOTE: PLEASE SIGN EXACTLY AS NAME
                                          APPEARS HEREON. JOINT OWNERS SHOULD
                                          EACH SIGN. WHEN SIGNING AS ATTORNEY,
                                          EXECUTOR, ADMINISTRATOR, TRUSTEE OR
                                          GUARDIAN, PLEASE GIVE FULL TITLE AS
                                          SUCH.

 PLEASE DATE, SIGN, AND RETURN IN THE ENCLOSED ENVELOPE -- NO POSTAGE NECESSARY.


-------------------------------------------------------------------------------
                                   Proxy Card

                                 NORDSON CORPORATION

             ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 11, 1999
             -----------------------------------------------------------

     TO: KEY TRUST COMPANY OF OHIO, N.A., AS TRUSTEE FOR THE NORDSON CORPORATION
         UNION EMPLOYEES' STOCK OWNERSHIP PLAN AND TRUST (THE "PLAN").

     Pursuant to Article VI, Section 6.6 of the Plan, the undersigned, as a Participant of the Plan, hereby directs the Trustee to vote as designated below (in person or by proxy) the undersigned's entire proportionate interest of Nordson Corporation Common Shares held in the Plan on the record date at the Annual Meeting of Shareholders of NORDSON CORPORATION to be held on March 11, 1999, and at any adjournment, on the following matters:

--------------------------------------------------------------------------------

     1. Election of four Directors.
         [ ] FOR all nominees listed below                  [ ] WITHHOLD AUTHORITY
             (except as marked to the contrary below).          to vote for all nominees listed below.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THOUGH THE NOMINEE'S NAME LISTED BELOW.

          Dr. Glenn R. Brown        Dr. Anne O. Krueger        Eric T. Nord        Benedict P. Rosen

     2. Any other matter that may properly come before this meeting.

                                                                   (Continued and to be signed on reverse side)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                (Continued from other side)

         YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES. Unless otherwise specified above, the shares credited to your account will be voted by the Trustee in the same proportions as it votes shares for which it receives express instructions.

                                                  Date ___________________, 1999

                                                  ------------------------------

                                                  ------------------------------
                                                  Signature(s) of shareholder(s)

                                                  NOTE: PLEASE SIGN EXACTLY AS
                                                  NAME APPEARS HEREON. JOINT
                                                  OWNERS SHOULD EACH SIGN. WHEN
                                                  SIGNING AS ATTORNEY, EXECUTOR,
                                                  ADMINISTRATOR, TRUSTEE OR
                                                  GUARDIAN, PLEASE GIVE FULL
                                                  TITLE AS SUCH.

 PLEASE DATE, SIGN, AND RETURN IN THE ENCLOSED ENVELOPE -- NO POSTAGE NECESSARY.


--------------------------------------------------------------------------------
                                   Proxy Card

                                 NORDSON CORPORATION

             ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 11, 1999
             -----------------------------------------------------------

     TO: KEY TRUST COMPANY OF OHIO, N.A., AS TRUSTEE FOR THE NORDSON CORPORATION
         NON-UNION EMPLOYEES' STOCK OWNERSHIP PLAN AND TRUST (THE "PLAN").

     Pursuant to Article VI, Section 6.6 of the Plan, the undersigned, as a Participant of the Plan, hereby directs the Trustee to vote as designated below (in person or by proxy) the undersigned's entire proportionate interest of Nordson Corporation Common Shares held in the Plan on the record date at the Annual Meeting of Shareholders of NORDSON CORPORATION to be held on March 11, 1999, and at any adjournment, on the following matters:

--------------------------------------------------------------------------------

     1. Election of four Directors.

         [ ] FOR all nominees listed below                      [ ] WITHHOLD AUTHORITY
               (except as marked to the contrary below).            to vote for all nominees listed below.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THOUGH THE NOMINEE'S NAME LISTED BELOW.

          Dr. Glenn R. Brown        Dr. Anne O. Krueger        Eric T. Nord        Benedict P. Rosen

     2. Any other matter that may properly come before this meeting.

                                                                   (Continued and to be signed on reverse side)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                (Continued from other side)

         YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES. Unless otherwise specified above, the shares credited to your account will be voted by the Trustee in the same proportions as it votes shares for which it receives express instructions.

                                                  Date ___________________, 1999

                                                  ------------------------------

                                                  ------------------------------
                                                  Signature(s) of shareholder(s)

                                                  NOTE: PLEASE SIGN EXACTLY AS
                                                  NAME APPEARS HEREON. JOINT
                                                  OWNERS SHOULD EACH SIGN. WHEN
                                                  SIGNING AS ATTORNEY, EXECUTOR,
                                                  ADMINISTRATOR, TRUSTEE OR
                                                  GUARDIAN, PLEASE GIVE FULL
                                                  TITLE AS SUCH.

 PLEASE DATE, SIGN, AND RETURN IN THE ENCLOSED ENVELOPE -- NO POSTAGE NECESSARY.


--------------------------------------------------------------------------------
                                   Proxy Card

                                 NORDSON CORPORATION

             ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 11, 1999
             -----------------------------------------------------------

     TO: WACHOVIA BANK OF NORTH CAROLINA, N.A., AS TRUSTEE FOR THE NORDSON EMPLOYEES' SAVINGS TRUST PLAN (THE "PLAN").

     Pursuant to Article XI, Section 11.18 of the Plan, the undersigned, as a Participant of the Plan, hereby directs the Trustee to vote as designated below (in person or by proxy) the undersigned's entire proportionate interest of Nordson Corporation Common Shares held in the Plan on the record date at the Annual Meeting of Shareholders of NORDSON CORPORATION to be held on March 11, 1999, and at any adjournment, on the following matters:

-------------------------------------------------------------------------------

     1. Election of four Directors.

         [ ] FOR all nominees listed below                      [ ] WITHHOLD AUTHORITY
               (except as marked to the contrary below).            to vote for all nominees listed below.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THOUGH THE NOMINEE'S NAME LISTED BELOW.

          Dr. Glenn R. Brown        Dr. Anne O. Krueger        Eric T. Nord        Benedict P. Rosen

     2. Any other matter that may properly come before this meeting.

                                    (Continued and to be signed on reverse side)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                (Continued from other side)

         YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES. Unless otherwise specified above, the shares credited to your account will be voted by the Trustee in the same proportions as it votes shares for which it receives express instructions.

                                                  Date ___________________, 1999

                                                  ------------------------------

                                                  ------------------------------
                                                  Signature(s) of shareholder(s)

                                                  NOTE: PLEASE SIGN EXACTLY AS
                                                  NAME APPEARS HEREON. JOINT
                                                  OWNERS SHOULD EACH SIGN. WHEN
                                                  SIGNING AS ATTORNEY, EXECUTOR,
                                                  ADMINISTRATOR, TRUSTEE OR
                                                  GUARDIAN, PLEASE GIVE FULL
                                                  TITLE AS SUCH.

 PLEASE DATE, SIGN, AND RETURN IN THE ENCLOSED ENVELOPE -- NO POSTAGE NECESSARY.



-------------------------------------------------------------------------------
                                   Proxy Card

                                 NORDSON CORPORATION

             ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 11, 1999
             -----------------------------------------------------------

     TO: WACHOVIA BANK OF NORTH CAROLINA, N.A., AS TRUSTEE FOR THE NORDSON
         HOURLY-RATED EMPLOYEES' SAVINGS TRUST PLAN (THE "PLAN").

     Pursuant to Article XI, Section 11.18 of the Plan, the undersigned, as a Participant of the Plan, hereby directs the Trustee to vote as designated below (in person or by proxy) the undersigned's entire proportionate interest of Nordson Corporation Common Shares held in the Plan on the record date at the Annual Meeting of Shareholders of NORDSON CORPORATION to be held on March 11, 1999, and at any adjournment, on the following matters:

--------------------------------------------------------------------------------

     1. Election of four Directors.

         [ ] FOR all nominees listed below                  [ ] WITHHOLD AUTHORITY
             (except as marked to the contrary below).          to vote for all nominees listed below.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THOUGH THE NOMINEE'S NAME LISTED BELOW.

          Dr. Glenn R. Brown        Dr. Anne O. Krueger        Eric T. Nord        Benedict P. Rosen

     2. Any other matter that may properly come before this meeting.

                                    (Continued and to be signed on reverse side)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                (Continued from other side)

         YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES. Unless otherwise specified above, the shares credited to your account will be voted by the Trustee in the same proportions as it votes shares for which it receives express instructions.

                                                  Date ___________________, 1999

                                                  ------------------------------

                                                  ------------------------------
                                                  Signature(s) of shareholder(s)

                                                  NOTE: PLEASE SIGN EXACTLY AS
                                                  NAME APPEARS HEREON. JOINT
                                                  OWNERS SHOULD EACH SIGN. WHEN
                                                  SIGNING AS ATTORNEY, EXECUTOR,
                                                  ADMINISTRATOR, TRUSTEE OR
                                                  GUARDIAN, PLEASE GIVE FULL
                                                  TITLE AS SUCH.

 PLEASE DATE, SIGN, AND RETURN IN THE ENCLOSED ENVELOPE -- NO POSTAGE NECESSARY.



--------------------------------------------------------------------------------
                                   Proxy Card

                                 NORDSON CORPORATION

             ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 11, 1999
             -----------------------------------------------------------

     TO: WACHOVIA BANK OF NORTH CAROLINA, N.A., AS TRUSTEE FOR THE SLAUTTERBACK CORPORATION 401(k) PROFIT SHARING PLAN (THE "PLAN").

     Pursuant to Article XI, Section 11.18 of the Plan, the undersigned, as a Participant of the Plan, hereby directs the Trustee to vote as designated below (in person or by proxy) the undersigned's entire proportionate interest of Nordson Corporation Common Shares held in the Plan on the record date at the Annual Meeting of Shareholders of NORDSON CORPORATION to be held on March 11, 1999, and at any adjournment, on the following matters:

-------------------------------------------------------------------------------

     1. Election of four Directors.

         [ ] FOR all nominees listed below                  [ ] WITHHOLD AUTHORITY
             (except as marked to the contrary below).          to vote for all nominees listed below.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THOUGH THE NOMINEE'S NAME LISTED BELOW.

          Dr. Glenn R. Brown        Dr. Anne O. Krueger        Eric T. Nord        Benedict P. Rosen

     2. Any other matter that may properly come before this meeting.

                                                          (Continued and to be signed on reverse side)

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                (Continued from other side)

         YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES. Unless otherwise specified above, the shares credited to your account will be voted by the Trustee in the same proportions as it votes shares for which it receives express instructions.

                                                  Date ___________________, 1999

                                                  ------------------------------

                                                  ------------------------------
                                                  Signature(s) of shareholder(s)

                                                  NOTE: PLEASE SIGN EXACTLY AS
                                                  NAME APPEARS HEREON. JOINT
                                                  OWNERS SHOULD EACH SIGN. WHEN
                                                  SIGNING AS ATTORNEY, EXECUTOR,
                                                  ADMINISTRATOR, TRUSTEE OR
                                                  GUARDIAN, PLEASE GIVE FULL
                                                  TITLE AS SUCH.

 PLEASE DATE, SIGN, AND RETURN IN THE ENCLOSED ENVELOPE -- NO POSTAGE NECESSARY.




-------------------------------------------------------------------------------

                                   Proxy Card